-------------------------------------------------------------------------------
                              ARTISAN SMALL CAP FUND
-------------------------------------------------------------------------------
QUARTERLY UPDATE                                                     APRIL 1999

Thank you for investing in Artisan Small Cap Fund. We are pleased to present this update for the year's first quarter.

Inside we discuss the Fund's performance, its new co-manager and our decision to reopen to new investors.

With deep regret, and our very best wishes, we bid good-bye to Millie Hurwitz, the Fund co-manager. Millie has decided to retire and focus her energies on her young family. We can't say enough about Millie's contributions to the Fund and the firm. Both professionally and personally, she truly will be missed.

                                                                          (Logo)
                                                                   ARTISAN FUNDS

                             FIRST QUARTER OVERVIEW
                            -----------------------

Artisan Small Cap Fund declined 11.9% for the quarter, while our benchmark index, the Russell 2000, lost 5.4%.<F1>

In the first quarter the market continued to favor large-caps over small-caps. And although we're disappointed with the performance, we still believe that small-cap investing makes sense for long-term investors.

Many of our stocks, even those with excellent earnings, were discounted by the market. Others, that barely missed their earnings, were discounted even more. Some of our companies declined in value simply because they were small. Hence, the market is saying it prefers size and liquidity. We've responded with an appropriate bias when evaluating our holdings that lifted the Fund's median market cap to $576 million at quarter-end.

                ------------------------------------------------
                           AVERAGE ANNUAL RETURNS<F1>
                ------------------------------------------------
                         FOR THE PERIODS ENDED 3/31/99

                                                        SINCE INCEPTION
                               ONE YEAR                    (3/28/95)
                              ----------                ---------------
SMALL CAP                      -29.00%                        8.53%

RUSSELL 2000 INDEX             -16.26%                       12.71%

LIPPER SMALL CAP FUND INDEX    -14.68%                       11.43%

                       ----------------------------------

The roster of favored large-caps continues to narrow. We believe the large-cap dominance will end and that the stage is being set for small-cap performance resurgence.

At quarter-end, about 40% of the Fund's assets were invested in "services." We live in a service economy, and, broadly defined, anything that's not manufactured is a service.

We invest in both consumer and business services. For us, consumer services range from broadcasting, movie theaters, restaurants and retailers to companies in personal care and education. Business services include security, waste management, temporary staffing and outsourced technology support. The following investment profiles are representative of the service providers we own.


                              TOP 10 HOLDINGS<F2>
                       ---------------------------------

-----------------------------------------------------------------------
COMPANY                                                             %
-----------------------------------------------------------------------
HEALTHCARE FINANCIAL PARTNERS...Specialty finance
  for healthcare providers                                         2.6%

WILD OATS MARKETS...Natural food supermarkets                      2.5%

HEALTHCARE FINANCIAL PARTNERS REIT...Healthcare related
  real estate investments (144A)                                   2.5%

APTARGROUP...Pumps, valves and closures for consumer packaging     2.4%

TECHNE CORP...Specialty manufacturer of biological products        2.3%

CEC ENTERTAINMENT...Chuck E. Cheese restaurants                    2.2%

RES-CARE...Provider of residential and support services to people
  with disabilities and troubled youths                            2.1%

TETRA TECH...Environmental consultant/engineer in water quality    2.1%

REGIS...National operator/franchiser of hair salons                2.1%

TRACTOR SUPPLY COMPANY...Farm supplies retailer                    2.0%
-----------------------------------------------------------------------
TOTAL                                                             22.8%
=======================================================================

                                       1
                               INVESTMENT PROFILE
                      ------------------------------------
                             PROFIT RECOVERY GROUP

Profit Recovery Group is a specialist in accounts payable audit recovery services. It uses sophisticated, proprietary computer systems to analyze invoices and purchase orders for overpayments to vendors. Using its advanced technology, Profit Recovery Group is exploiting an opportunity and taking market share in the retail and grocery industries.

At the same time, the company is determined to enter new markets through investment and acquisition. While accelerating growth, this diversification is reducing industry-specific risk. We think the company has the potential for several years of earnings gains.<F3>

                                       2
                               INVESTMENT PROFILE
                         ------------------------------
                                   TETRA TECH

Tetra Tech is an environmental consulting/engineering firm specializing in water quality.

The company's focus is on marine, surface and groundwater problems related to nuclear site cleanup, military base compliance, hazardous waste remediation and water resource management. Tetra Tech's business is about equally divided between government entities and corporate clients.

A recent venture, and one that appears to offer great potential, is providing site development services for the wireless communications and cable TV industries. Year after year this company has grown 20-25% - a record of consistency that we find very attractive.<F3>

                                       !
                               FUND ANNOUNCEMENT
                       ----------------------------------
                            SMALL CAP FUND REOPENED

--------------------------------------------------------------------------------
   THE ARTISAN SMALL CAP FUND REOPENED TO NEW INVESTORS AS OF APRIL 1, 1999.

  The Fund managers consider the current disparity in the valuations of small-caps versus large-caps an opportunity. They conclude that additional funds will allow them to purchase what they consider quality small-caps at attractive prices. Should small-caps experience a resurgence, they believe these currently out-of-favor small-caps could provide substantial growth.
  As before, we intend to close the Fund when it again reaches about $300 million in total net assets.
--------------------------------------------------------------------------------


  DIVERSIFICATION BY SECTOR<F4>
----------------------------------


-----------------------------------
SECTOR                           %
-----------------------------------
BASIC MATERIALS                 6.9

CAPITAL GOODS                   2.1

CONGLOMERATES                   0.0

CONSUMER CYCLICAL               0.6

CONSUMER/NON-CYCLICAL           2.0

ENERGY                          5.8

FINANCIAL                       6.0

HEALTHCARE                     10.1

REITS                           3.6

SERVICES                       39.6
   BUSINESS SERVICES    13.1
   CONSUMER SERVICES    26.5

TECHNOLOGY                     17.4

TRANSPORTATION                  4.2

UTILITIES                       1.7
------------------------------------
TOTAL                         100.0%
------------------------------------

ARTISAN SMALL CAP FUND

                             OUR VIEW ON SMALL-CAPS
                     -------------------------------------
                                LOOKING FORWARD

We believe that the markets continue to overlook a critical factor, relative valuation, which may drive the future performance of small-caps. Consider the following:

- The Leuthold Group reports that in late 1990, preceding the most recent major small-cap rally, small-caps sold at P/E discounts relative to large-caps of 25% to 30%. As of February 1999 this small-cap P/E discount ratio had widened to 45%.<F5>

- Salomon Smith Barney concluded recently that emerging growth stocks are on one of the longest losing streaks on record, with relative valuations sinking to 40-year lows, creating an opportunity to buy high-quality small growth stocks at fire-sale prices.<F6>

- Over the long-term, corporate earnings drive stock prices. And small companies, by virtue of their size, can grow their earnings much faster on a percentage basis than large companies.

- Don't discount the cycle. We believe the historical cycle of small-caps outperforming large-caps is still with us, even though large-caps are winning today.

We believe that today's global economy offers fertile ground for small, nimble companies with strategic focus to flourish and grow. We're dedicated to finding those companies that have the potential for superior long-term growth.

                              SPECIAL ANNOUNCEMENT
                    ---------------------------------------
                            NEW PORTFOLIO CO-MANAGER

                                    (Photo)

                  Carlene Ziegler, CFA    Marina Carlson, CFA

Please join us in welcoming Marina Carlson as portfolio co-manager of Artisan Small Cap Fund. We've long been aware of Marina's considerable skills. Most recently at Strong Funds, and previously at Stein Roe & Farnham, she worked on Carlene Ziegler's management team.

Marina comes to Artisan Partners from Strong Capital Management, where she had co-managed Strong Common Stock Fund and Strong Opportunity Fund, and most recently managed the Strong Mid Cap Disciplined Fund. Marina holds a BBA from Drake University and an MBA from DePaul University.


                      FUND STATISTICS<F7>
                     ---------------------

NUMBER OF HOLDINGS                                    79

MEDIAN MARKET CAP                           $576 million

MEDIAN GROWTH RATE             1999E                 25%

MEDIAN P/E                     1999E               17.8X

MEDIAN PRICE/INTRINSIC VALUE   1999E                 72%

EQUITY DIVIDEND YIELD                               0.4%

                                     NOTES
                                   ---------

<F1>  PERFORMANCE DATA IS HISTORICAL AND DOES NOT GUARANTEE FUTURE
      RESULTS. AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the fund, when redeemed, may be worth more or less than their original cost. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2000 small companies. The Lipper Small Cap Fund Index reflects the net asset weighted return of the 30 largest small-cap funds, with dividends reinvested. The returns of the Russell 2000 do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2>  As a percentage of total net assets as of March 31, 1999.

<F3>  Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio managers, as of April 1, 1999. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of March 31, 1999, Profit Recovery Group represented 1.7% of the Fund's total net assets.

<F4>  As a percentage of portfolio equities as of March 31, 1999.

<F5>  Perception For The Professional, The Leuthold Group, March 1999.

<F6>  Emerging Growth Stocks, Salomon Smith Barney, March 19, 1999.

<F7>  Fund statistics are as of March 31, 1999.

      Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

                                 --------------
                                 1-800-344-1770
                                 --------------

-------------------------------------------------------------------------------
                          ARTISAN SMALL CAP VALUE FUND
-------------------------------------------------------------------------------
QUARTERLY UPDATE                                                     APRIL 1999

Thank you for investing in Artisan Small Cap Value Fund. We are pleased to present this update for the first quarter of 1999.

During the quarter, Artisan Small Cap Value Fund declined 4.6%. Its benchmark index, the Russell 2000 Value, lost 9.7%. By contrast, the Russell 2000 Growth Index fell by 1.7% and the S&P 500 Index, which tracks 500 large-cap companies, gained 4.9%. Once again, the markets strongly favored large-caps over small-caps and growth stocks over value. In this context, we're pleased with the Fund's performance.<F1>

Thank you for your confidence.
                                                                       <LOGO>
                                                                ARTISAN FUNDS

                             FIRST QUARTER OVERVIEW
                            -----------------------

It was a volatile quarter. Technical factors ruled the markets as investors continued their clear preference for large, liquid companies, preferably in technology or communications, and ideally with earnings momentum, a positive earnings surprise and strong sponsorship.

Investors' apparent disdain for fundamentals caused small-caps to fare poorly and small-cap value stocks to fare worse. Small-caps with disappointing earnings were hammered; those with good earnings were, at best, ignored.

The good news: relative to large-caps, small-caps are currently selling at unusually attractive valuations. Given that large-caps and small-caps have tended to outperform in cycles, we believe that small-caps' potential return has become especially compelling.


                           AVERAGE ANNUAL RETURNS<F1>
                          ----------------------------
                         FOR THE PERIODS ENDED 3/31/99

                                                        SINCE INCEPTION
                                   ONE YEAR                (9/29/97)
                                 -------------          ---------------

  SMALL CAP VALUE FUND             -17.38%                  -4.91%

  RUSSELL 2000 VALUE INDEX         -22.03%                  -9.31%

  LIPPER SMALL CAP FUND INDEX      -14.68%                  -7.20%

                                       1
                               INVESTMENT PROFILE
                           --------------------------
                         ACCEPTANCE INSURANCE COMPANIES

ACCEPTANCE INSURANCE COMPANIES is a major player in writing crop insurance. Recently, President Clinton submitted a bill to Congress that would essentially subsidize crop insurance premiums. The intent is to wean the farmer from traditional subsidizations. If Congress approves this plan - and we believe it will - Acceptance Insurance could benefit enormously. It could expand its traditional business and write larger, longer-term policies, as well as policies covering different kinds of crops.

We regard management as very capable. It generates a high return on equity, and recently restructured the company's property & casualty business. Last fall, when the insurance sector sold off, we were able to start purchasing this stock at just 8X our '99 estimated earnings and a slight premium to book value. We have since added to


                                TOP 10 HOLDINGS<F3>
                                -------------------

-----------------------------------------------------------------------------
COMPANY                                                                     %
-----------------------------------------------------------------------------
SUPERIOR NATIONAL INSURANCE GROUP...worker's compensation
  insurance in arizona and california                                    3.6%

AVIALL INC...aviation parts and supplies distributor                     3.1%

EMCOR GROUP...mechanical and electrical contractor                       3.1%

HILB, ROGAL & HAMILTON...insurance broker                                3.1%

GLEASON CORPORATION...gear manufacturing equipment producer              2.6%

MUELLER INDUSTRIES...manufacturer/distributor of plumbing supplies       2.6%

ANNUITY AND LIFE RE (HOLDINGS)...life and annuity reinsurance            2.4%

R.G. BARRY...manufacturer of specialized comfort footwear                2.4%

ACCEPTANCE INSURANCE COMPANIES...crop insurance                          2.1%

SNYDER OIL...texas-based producer of oil and gas                         2.1%
-----------------------------------------------------------------------------
TOTAL                                                                   27.1%
=============================================================================

                         ------------------------------
                         ACCEPTANCE INSURANCE COMPANIES


our position as the stock has continued dropping with its industry - and with small-caps in general.<F2>

                                       2
                               INVESTMENT PROFILE
                            -----------------------
                          STEWART INFORMATION SERVICES

STEWART INFORMATION SERVICES is a title insurance company - one of the nation's largest. We owned this stock before, during its industry's boom period. But rising rates early this year caused title insurers to plummet.

For that reason alone, we think we got a bargain. But we also started buying this stock for roughly the company's stated book value, while our research indicated that the true value was considerably higher. As we crunched the numbers, it seemed to us that Stewart - in an ultra-conservative fashion - had substantially overstated its loss reserves.

In addition, the company is very liquid, with a solid balance sheet. We see it as capable of growing its asset base at 10-12% over time.<F2>


                                       3
                               INVESTMENT PROFILE
                              --------------------
                             ROANOKE ELECTRIC STEEL

ROANOKE ELECTRIC STEEL is a mini-mill producer of steel products. Historically, it fabricated items such as joists and reinforcing bars, chiefly for the construction industry. In December 1998, however, the acquisition

                         ------------------------------
                             ROANOKE ELECTRIC STEEL

of Steel of West Virginia added the capacity to fabricate beams for the trailer market and other shippers.

Import competition has depressed prices of domestic steel and, logically, steel stocks. However, because Roanoke Electric Steel captures added value from selling finished products, it has fared better than raw steel producers or integrated manufacturers.

Nonetheless, we believe we got a top-notch operation at a knock-down price. The company has a long record of profitability. And we believe that efficiencies offered by the merger - from buying scrap to cutting overhead - may significantly enhance profitability. We started buying this stock at a slight premium to book value and only 7X our projected '99 earnings.<F2>



    DIVERSIFICATION BY SECTOR <F4>
    ------------------------------

--------------------------------------
SECTOR                             %
--------------------------------------

BASIC MATERIALS                  12.9

CAPITAL GOODS                    14.2

CONGLOMERATES                     0.0

CONSUMER CYCLICAL                 5.8

CONSUMER/NON-CYCLICAL             1.9

ENERGY                            8.9

FINANCIAL                        25.6

HEALTHCARE                        1.3

REITS                             3.1

SERVICES                         15.0

TECHNOLOGY                        8.1

TRANSPORTATION                    3.2

UTILITIES                         0.0
--------------------------------------
TOTAL                           100.0%
======================================


                          ARTISAN SMALL CAP VALUE FUND

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

The economy remains strong, with inflation a non-event and interest rates still low. Though quarterly earnings came in better overall than expected, we remain vigilant about earnings.

Specifically, we hope that small-cap stocks with good earnings will get rewarded by the market with higher valuations. Last quarter, after many of our holdings came through with solid earnings, they not only didn't go up, they went down. Among these were: Lone Star Industries, Varlen Corporation and Hilb, Rogal & Hamilton. They fell victim to the market's liquidity concerns, as investors bailed out of small-caps and small-cap value in particular.<F5>

We're also hoping for more corporate actions, like last quarter's buyout of Pinkerton's. As of March 31, four of our companies had hired investment bankers to look into strategic alternatives. They are: EMCOR Group, American Pacific, Harding Lawson and Aviall. At the current low valuation levels, similar activity
- both strategic and financial - wouldn't surprise us.<F5>

And we'd like to see the recent vigor in energy stocks continue. We believe that natural gas will be in short supply by summer or fall. And we hope the increase in oil prices will hold. While its effect on inflation would probably be minimal, it would likely benefit the modest energy portfolio we've built up. Snyder Oil, Cabot Oil & Gas, continued on following panel

                       ----------------------------------
                                LOOKING FORWARD


Forest Oil and Patina Oil and Gas are part of our 8.9% position in this sector. They all jumped nicely in response to production cuts by OPEC.<F5>

Along with energy, we'll be looking closely at any sector - from cement to semiconductors - that's leveraged to the overall economy. We'll also search for more opportunities in the ravaged insurance industry. And we'll hunt for bargains at the smaller end of the small-cap market, regardless of industry or sector.

                              FUND STATISTICS<F6>
                              -------------------
NUMBER OF HOLDINGS                                                  65

MEDIAN MARKET CAP                                         $181 million

WEIGHTED AVG. MARKET CAP                                  $225 million

MEDIAN PRICE/BOOK VALUE                                           1.0X

MEDIAN P/E                           1999E                        7.6X

EQUITY DIVIDEND YIELD                                             1.1%

------------------------------------------------------------------------------
                      NEWS ABOUT ARTISAN SMALL CAP FUND<F1>
                      -------------------------------------
As of April 1, 1999, we are pleased to let you know that Artisan Small Cap Fund has reopened to new investors, and that Marina Carlson has joined
Carlene Ziegler as co-manager.

If you would like an application or more information, please call 1-800-344-1770. An Artisan Funds representative will be happy to help you.
------------------------------------------------------------------------------

                                     NOTES
                                     ------

<F1> PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST  PERFORMANCE AND DO
     NOT GUARANTEE FUTURE RESULTS. AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the fund, when redeemed, may be worth more or less than their original cost. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2000 small companies. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market-weighted, unmanaged index of 500 large companies, with dividends reinvested. The Lipper Small Cap Fund Index reflects the net asset weighted return of the 30 largest small-cap funds, with dividends reinvested. The returns of the Russell indices do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio manager, as of April 1, 1999. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of March 31, 1999, Stewart Information Services and Roanoke Electric Steel represented 1.4% and 1.1% of the Fund's total net assets, respectively.

<F3> As a percentage of total net assets as of March 31, 1999.

<F4> As a percentage of portfolio equities as of March 31, 1999.

<F5> As of March 31, 1999, Lone Star Industries, Varlen Corporation,
     Pinkerton's, American Pacific, Harding Lawson, Cabot Oil & Gas, Forest Oil and Patina Oil and Gas represented 2.1%, 1.8%, 0.0%,1.5%, 1.5%, 1.5%, 1.2% and 1.4% of the Fund's total net assets, respectively.

<F6> Fund statistics are as of March 31, 1999.

     Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

                                  --------------
                                  1-800-344-1770
                                  --------------

-------------------------------------------------------------------------------
                           ARTISAN INTERNATIONAL FUND
-------------------------------------------------------------------------------
QUARTERLY UPDATE                                                     APRIL 1999

#1 INTERNATIONAL FUND SINCE INCEPTION

We are delighted to announce that for the period since inception (12/28/95) through 3/31/99, Artisan International Fund ranked #1 for total return among the 308 international funds tracked by Lipper, Inc.

As the quarter opened, Mark Yockey, the Fund's portfolio manager, was named Morningstar International Fund Manager of the Year for 1998.

According to Morningstar, this award "recognizes portfolio managers who demonstrate excellent investment skill, the courage to differ from consensus and the commitment to shareholders necessary to deliver outstanding long-term performance."

Thank you for investing in Artisan International Fund. We are pleased to provide this update for the first quarter of 1999.

                                                                          <LOGO>
                                                                   ARTISAN FUNDS

                             FIRST QUARTER OVERVIEW
                            -----------------------

For the quarter, Artisan International Fund gained 11.2%, while its benchmark, the EAFE index, rose 1.4%. In the thirteen quarters since inception, the Fund has returned over 104%, versus EAFE's return of 31.3%.<F1>

At quarter-end, roughly 75% of assets were in European stocks. European markets were relatively flat and there was late quarter strength in some Asian markets, where the Fund has invested only a small percentage of its assets. So, we attribute our outperformance to good stock-picking. Two particular sectors of emphasis, telecommunications and financial services, continued to serve us well. And despite newspaper headlines bemoaning slower European GNP growth rates and high unemployment levels, we continue to uncover solid earnings growth potential in European companies.

                       ---------------------------------
                           AVERAGE ANNUAL RETURNS<F1>
                       ---------------------------------
                         FOR THE PERIODS ENDED 3/31/99


                                               SINCE INCEPTION
                               ONE YEAR          (12/28/95)
                              ----------       ---------------

INTERNATIONAL FUND              22.29%              24.52%

EAFE INDEX                       6.06%               8.74%

LIPPER INT'L FUND INDEX         -0.64%              10.97%

                                       1
                               INVESTMENT PROFILE
                             ---------------------
                             AUTOGRILL SPA (ITALY)

Italy's AUTOGRILL SPA - with over 600 outlets - has rapidly grown into one of Europe's leading restaurant chains. The company's core business - a network of roadside restaurant and snack bar concessions - is expanding successfully into railway stations, airports and trade fairs.

With its Spizzico (pizza by the slice) outlets, Autogrill is also a growing presence in Italian fast-food. Spizzico kiosk concepts in urban areas and shopping malls have been test marketed with great success. Autogrill has started to take this concept into France and hopes to soon expand it throughout Europe.

We believe this company has huge potential for expansion. Relative to Italy's food-service industry, Italian restaurant chains have a market share that is well below the European average. And, compared to U.S. restaurant chains, those in Europe have only about half the market penetration.<F2>

                              TOP 10 HOLDINGS<F3>
                              -------------------
----------------------------------------------------------------------------
COMPANY                                                                 %
----------------------------------------------------------------------------
METRONET...Canadian telecommunications service provider                6.2%

COLT TELECOM GROUP PLC...U.K. telephone service provider
  for European corporations                                            3.3%

UBS AG...Swiss-based global bank                                       2.9%

TELEWEST COMMUNICATIONS PLC...Cable television provider in U.K.        2.8%

RACAL ELECTRONICS PLC...U.K. telecommunications service provider       2.5%

ROCHE HOLDING AG...Swiss developer and manufacturer of
  pharmaceutical and chemical products                                 2.2%

GLOBAL TELESYSTEMS GROUP...Telephone and integrated
  services firm in Bermuda                                             2.1%

SECURICOR PLC...U.K. provider of security and recruitment services     2.0%

BANCA COMMERCIALE ITALIANA...Commercial bank in Italy                  1.9%

TELECOM ITALIA SPA...Telephone and integrated services in Italy        1.9%
---------------------------------------------------------------------------
TOTAL                                                                 27.8%
===========================================================================

                                       2
                               INVESTMENT PROFILE
                            ------------------------
                     JULIUS BAER  HOLDING AG (SWITZERLAND)

Among European banks, Switzerland's JULIUS BAER HOLDING AG occupies a distinctive niche. Largely family-owned and operated, it is also conservative, relatively small and highly focused. Its primary activities are private banking, asset management, trading and custody services. The largest business segment is asset management, where assets have quadrupled in the past ten years, providing a growing stream of fee income. Management intends to seek additional growth through off-shore banking.

With its strong management, high-quality balance sheet (virtually no exposure to hedge funds or emerging markets), and above-average return on equity, we regard Julius Baer as an excellent long-term investment. These same qualities may also make it attractive as a takeover candidate in Europe's rapidly consolidating banking industry.<F2>

                                       3
                                 A SPECIAL NOTE
                         ------------------------------
                  METRONET COMMUNICATIONS CORPORATION (CANADA)

METRONET COMMUNICATIONS CORPORATION, a Canadian telecom company, is currently the Fund's largest holding. In early March, MetroNet stock rose strongly, in part reflecting AT&T's decision to purchase a 30% stake (currently Canada's limit on foreign ownership) in this competitive local exchange company. If this limit is liberalized, as Canada's authorities are considering, AT&T has stated their intention to purchase more of the company.

                          ----------------------------
                  METRONET COMMUNICATIONS CORPORATION (CANADA)

As you can see in the "Top Ten Holdings" list, MetroNet represented over 6% of assets at quarter-end. That's quite high for us. We try to limit each holding to less than 5% of assets - to help control risk and enhance diversification. Our largest positions are typically in the 3% to 4% range.

However, our research, including conversations with MetroNet management, leads us to believe this stock still offers significant growth potential. As a result, we plan to maintain this higher than normal position.<F2>


                         REGION/COUNTRY ALLOCATION<F4>
                         -----------------------------

----------------------------------------------------------------------
EUROPE                     75.7%      ASIA/PACIFIC                5.3%
----------------------------------------------------------------------
UNITED KINGDOM             21.2       AUSTRALIA                   3.1
ITALY                      14.2       JAPAN                       2.1
FRANCE                     12.9       SINGAPORE                   0.1
SWITZERLAND                 8.8       --------------------------------
NETHERLANDS                 5.3       LATIN AMERICA               4.3%
GERMANY                     4.4       --------------------------------
SWEDEN                      2.8       BRAZIL                      3.0
FINLAND                     2.1       MEXICO                      1.3
SPAIN                       1.9       --------------------------------
AUSTRIA                     0.7       NORTH AMERICA              14.2%
POLAND                      0.6       --------------------------------
NORWAY                      0.4       CANADA                     12.1
CZECH REPUBLIC              0.2       BERMUDA                     2.1
DENMARK                     0.1       --------------------------------
IRELAND                     0.1       CASH                        0.5%
                                      --------------------------------

                             OUR VIEW OF THE MARKET
                             ----------------------
                               LOOKING AT EUROPE

A word about our approach. As we've noted before, our focus is on stocks, not on country allocation. We look for high-quality growth companies that appear well positioned to make the most of positive trends in strong, stable economies. And we try to invest in these companies at what we consider to be attractive values. Thus, country weighting is a residual of company selection; we do not allocate assets by country or region.

Today, the vast majority of the companies we favor happen to be in Europe. As we've highlighted in this space over the past few quarters, we believe economic and social trends are creating extraordinary investment opportunity in this region. We continue to see a greater emphasis on shareholder value, increased focus on core businesses, and new direct incentives for managements that make companies more efficient. With the launch of the "Euro", Europe's new common currency, Europe is now developing into one large marketplace where "geographic barriers" may become a thing of the past.

Following the introduction of the Euro, we traveled to Europe to take a first-hand look at companies our research had uncovered. Our trip not only revealed a number of additional opportunities, it also reaffirmed our faith in Europe's investment potential.

                                                   continued on following panel

                        ----------------------------------
                               LOOKING AT EUROPE

Is this optimism inconsistent with the recent weakness in Europe's equity markets? We don't think so. The weakness reflects what we believe will prove to be transient factors: weakness in the newly introduced Euro; a general slowdown in economic growth; and the resignation of European Commission leadership. We make it our business to look beyond the headlines in order to focus on promising concepts and trends that point to sustainable long-term growth potential.

                              FUND STATISTICS<F5>
                              -------------------

NUMBER OF HOLDINGS                                             108

WEIGHTED AVERAGE MARKET CAP                          $16.8 BILLION

WEIGHTED AVERAGE

GROWTH RATE                        1999E                     16.5%

WEIGHTED AVERAGE P/E               1999E                     19.5x


-------------------------------------------------------------------------------
                       NEWS ABOUT ARTISAN SMALL CAP FUND<F6>
                       -------------------------------------
 As of April 1, 1999, we are pleased to let you know that Artisan Small Cap Fund has re-opened to new investors, and that Marina Carlson has joined Carlene Ziegler as co-manager.

 If you would like an application or more information, please call 1-800-344-1770. An Artisan Funds representative will be happy to help you.
 ------------------------------------------------------------------------------

                                        NOTES
                                        -----

<F1> PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.
     INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS, WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The Morgan Stanley EAFE Index is unmanaged and includes net reinvested dividends for companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. EAFE's average annual return since inception of the Fund is based upon a starting date of December 31, 1995. The Lipper International Fund Index reflects the net asset weighted return of the 30 largest international funds. The returns of the EAFE index do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio manager, as of April 1, 1999. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of March 31, 1999, Autogrill SPA and Julius Baer Holding AG (Class B)represented 1.6% and 1.4% of the Fund's total net assets, respectively.

<F3> As a percentage of total net assets as of March 31, 1999.

<F4> As a percentage of portfolio equities as of March 31, 1999.

<F5> Fund statistics are as of March 31, 1999.

<F6> AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE
     STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

     Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

                                 --------------
                                 1-800-344-1770
                                 --------------

-------------------------------------------------------------------------------
                              ARTISAN MID CAP FUND
-------------------------------------------------------------------------------
QUARTERLY UPDATE                                                     APRIL 1999

Thank you for investing in Artisan Mid Cap Fund. We are pleased to provide you with this update for the first quarter of 1999.

Artisan Mid Cap Fund increased 0.4% for the quarter, while its benchmark index, the S&P 400 MidCap Index, lost 6.4%. Since its inception, the Fund has returned 71.6% versus its index's gain of 30.1%.<F1>

Inside you'll find a review of the quarter's events, a look at some recent investments, and our outlook for the economy and equity markets.

Thank you for your confidence.

                                                                        (LOGO)
                                                                  ARTISANFUNDS

                             FIRST QUARTER OVERVIEW
                            -----------------------

While the quarter saw some normal turbulence related to economic data, a dramatic narrowing of market leadership was much more significant.

Investors intensified their focus on well-known, liquid, large-caps and Internet providers. While we continue to study Internet stocks and look for opportunities, this arena doesn't mesh with our process at the moment.

Despite our patience and long-term focus, it was still tough to watch as Sybron, American Power Conversion and Cadence Design all declined for what we considered short-sighted misperception - especially after each met its earnings expectations. We still regard these holdings as outstanding long-term franchises. So we added to each position at lower prices.

The quarter brought some good news, too. Century Communication, Media One and American Bankers Insurance announced they were being acquired at


                        --------------------------------
                           AVERAGE ANNUAL RETURNS<F1>
                        --------------------------------
                         FOR THE PERIODS ENDED 3/31/99


                                          SINCE INCEPTION
                          ONE YEAR           (6/27/97)
                         ----------          ---------

MID CAP FUND                16.64%             35.88%

S&P 400 MIDCAP INDEX         0.45%             16.12%

LIPPER MID CAP FUND
INDEX                        1.91%             13.65%

                      -----------------------------------

prices close to our estimates of their private market value, as strategic buyers recognized the quality of these franchise companies.<F2>


                                       1
                               INVESTMENT PROFILE
                               ------------------
                                      NCR

Guided by a visionary, cost-conscious CEO, NCR is two years into a complete restructuring. No longer a hardware manufacturer, the company is leveraging its historic franchise in ATM machines, migrating its customer base into higher-margin products, chiefly software and business services.


                              TOP 10 HOLDINGS<F4>
                              -------------------

--------------------------------------------------------------------------------
COMPANY                                                                    %
--------------------------------------------------------------------------------
CENTURY COMMUNICATION CORP...Southern California cable operator           3.9%

AMERICAN POWER CONVERSION...Uninterruptible power supplies                3.8%

METTLER-TOLEDO...Leader in precision weighing instruments                 3.0%

SYBRON INTERNATIONAL...Consolidator in the dental supply
  and dental lab industry                                                 3.0%

APARTMENT INVESTMENT & MANAGEMENT...Apartment complex
  management                                                              2.9%

UNIVERSAL FOODS CORP...Provider of flavor and coloring
  products for food processing market                                     2.8%

WESTERN WIRELESS...Rural cellular telephone and PCS provider              2.8%

CLEARNET COMMUNICATIONS...Canadian PCS provider                           2.6%

CADENCE DESIGN SYSTEMS...Electronic design automation
  for integrated circuits                                                 2.3%

AUTODESK...Computer Aided Design (CAD) software provider                  2.2%
--------------------------------------------------------------------------------
TOTAL                                                                    29.3%
================================================================================

                         ------------------------------
                                      NCR

Its strongest growth element is scalable data warehouses, emerging as a powerful marketing tool for retailers. Using data collected at point-of-sale, these warehouses enable retailers to analyze buying patterns in order to enhance sales to existing customers.

From 2% in '98, NCR's operating margins doubled in '99, and are projected to reach 6% in 2000. But its peer group's margins are 10%, so we believe there's ample opportunity for further margin expansion. In this regard, a new CFO is taking additional steps - among them, selling unproductive assets and redefining the equity structure. Further enhancing its appeal for us, NCR has minimal debt and significant cash reserves.<F3>

                                       2
                               INVESTMENT PROFILE
                                ----------------
                                 SIGMA ALDRICH

Though not well-known, SIGMA ALDRICH has a wonderful franchise: It's a leading producer of chemicals for pharmaceutical research, diagnosis of disease and specialized manufacturing processes.

This high-quality company has recently seen its growth languish as it integrated some European acquisitions and brought its systems up-to-date - particularly through installation of an enterprise resource planning software system for customer service.

It now appears that operations are approaching normal levels. Significantly, the company is making further acquisitions in the fastest-growing segments of life

                        -------------------------------
                                 SIGMA ALDRICH

sciences, including gene mapping and biotechnology. Its global expansion is forging ahead. And management is improving distribution: it has become more aggressive about new-product sales; and in five years it wants the lion's share of sales to be through the Internet, thus enhancing efficiency and lowering the cost of sales while broadening reach.<F3>


      DIVERSIFICATION BY SECTOR<F5>
     ------------------------------

-----------------------------------------
SECTOR                                %
-----------------------------------------

BASIC MATERIALS                      5.5

CAPITAL GOODS                        6.6

CONGLOMERATES                        0.0

CONSUMER CYCLICAL                    2.5

CONSUMER/NON-CYCLICAL                8.0

ENERGY                               2.9

FINANCIAL                            9.9

HEALTHCARE                          10.5

REITS/PROPERTY                       3.7

SERVICES                            15.9

TECHNOLOGY                          26.9

TELECOMMUNICATIONS                   5.6

TRANSPORTATION                       2.0

UTILITIES                            0.0
-----------------------------------------
TOTAL                              100.0%
=========================================


                          MARKET CAP DISTRIBUTION<F5>
------------------------------------------------------------------------
  MARKET CAP                   MID CAP FUND                   S&P 400
(IN $ BILLIONS)                     (%)                         (%)
------------------------------------------------------------------------
$0.0 to 0.5                         0.7                         1.6

0.5 to 1.0                         16.3                         7.1

1.0 to 2.0                         25.7                        24.0

2.0 to 3.0                         19.0                        20.6

3.0 to 4.0                         10.4                        14.2

4.0 to 5.0                         13.7                         9.7

5.0 to 6.0                          3.8                         6.6

6.0 to 7.0                          1.7                         4.1

7.0 to 8.0                          2.0                         2.7

   8.0+                             6.7                         9.4
------------------------------------------------------------------------
TOTAL                             100.0%                      100.0%
========================================================================

                             OUR VIEW OF THE MARKET
                              --------------------
                                LOOKING FORWARD

We don't know what would change the current market environment. Large-cap dominance may well continue for a while. So may the popular argument that "it's different this time."

For our part, we'll be patient and stick to our process, while we monitor and assess the changing information that moves the markets. We'll be cautious, too. In adding new holdings, we'll focus, as always, on growing, quality companies with accelerating trends and attractive valuations.

Within that context, we expect to explore a couple of intriguing themes: emerging media and the trend to outsourcing.

- Who will be the winners and losers as voice, data and video converge, and the various media reinvent themselves to compete as carriers? We'll be watching closely, hoping to enhance our holdings in this dynamic area of the economy. Top Ten Holdings included: Century Communications, Clearnet Communications and Western Wireless.

- As corporations focus increasingly on their core competencies, the trend to outsourcing other services will continue to strengthen. Some of our largest holdings in this area are: C.H. Robinson, Cadence Design and continued on following panel

                       ----------------------------------
                                LOOKING FORWARD


Sunguard Data Systems. While these current holdings are chiefly in technology, potentially attractive outsourcing investments exist throughout the economy.<F6>


                              FUND STATISTICS<F7>
                              -------------------

NUMBER OF HOLDINGS                                     55

MEDIAN MARKET CAP                            $2.5 billion

WEIGHTED AVG. GROWTH RATE        1999E              17.0%

WEIGHTED AVERAGE P/E             1999E              15.7X

MEDIAN PRICE/INTRINSIC VALUE     1999E                75%


-------------------------------------------------------------------------------
                     NEWS ABOUT ARTISAN SMALL CAP FUND<F8>
                     -------------------------------------
 As of April 1, 1999, we are pleased to let you know that Artisan Small Cap Fund has reopened to new investors, and that Marina Carlson has joined
 Carlene Ziegler as co-manager.

 If you would like an application or more information, please call 1-800-344-1770. An Artisan Funds representative will be happy to help you.
-------------------------------------------------------------------------------

                                     NOTES
                                     -----

 <F1> PERFORMANCE DATA IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.
      PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the fund, when redeemed, may be worth more or less than their original cost. The S&P 400 MidCap Index is an unmanaged, market-weighted index, with dividends reinvested, of 400 mid-cap companies. The Lipper Mid Cap Fund Index reflects the net asset weighted return of the 30 largest mid-cap funds, with dividends reinvested. The Artisan Mid Cap Fund was reimbursed for expenses in excess of 2.00% of its average net assets, which may have had a material effect on the Fund's total return. The returns of the S&P 400 MidCap Index do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

 <F2> As of March 31, 1999, Media One and American Bankers Insurance
      represented 1.5% and 1.1% of the Fund's total net assets, respectively.

 <F3> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio manager, as of April 1, 1999. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of March 31, 1999, NCR and Sigma Aldrich represented 2.0% and 1.9% of the Fund's total net assets, respectively.

 <F4> As a percentage of total net assets as of March 31, 1999.

 <F5> As a percentage of portfolio equities as of March 31, 1999.

 <F6> As of March 31, 1999, C.H. Robinson and Sungard Data Systems
      represented 1.9% and 2.1% of the Fund's total net assets, respectively.

 <F7> Fund statistics are as of March 31, 1999.

 <F8> AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE
      STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

      Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

                                 --------------
                                 1-800-344-1770
                                 --------------